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                                                                   Exhibit 10.46


 SCHEDULE TO FORM OF OCWEN DEVELOPMENT AGREEMENT FILED PURSUANT TO INSTRUCTION 2
                        TO ITEM 601(a) OF REGULATION S-K


Facility Location     Date              Developers           Land                 Facility    Architect           Architect
                                                                                                                  Agreement
                                                                                                                  Dated As Of
-----------------------------------------------------------------------------------------------------------------------------
Medina, OH            December 31,      Senior Care          5.29 acres           80 units    SSGS                September 27,
                      1997              Operators of         located on North                 Architectural       1997
                                        Ohio, LLC and BCC    Jefferson Street,                Associates, Inc.
                                                             Medina, Ohio                     Scholl, Sowers,
                                                                                              Garner & Saylor
                                                                                              Architectural
                                                                                              Associates, Inc.

Shippensburg, PA      March 31, 1998    Senior Care          4.13 acres           60 units    Charles D.          November 6,
                                        Operators of         located on Walnut                Foster,             1997
                                        Shippensburg,        Bottom Road,                     Architect, P.A.
                                        LLC and BCC          Shippensburg,
                                                             Pennsylvania

Centerville, OH       March 31, 1998    Senior Care          4.8 acres located    106 units   Scholl, Sowers,     October 29,
                                        Operators of         at the                           Garner & Saylor     1997
                                        Centerville, LLC     intersection of                  Architectural
                                        and BCC              Lyons Road and                   Associates, Inc.
                                                             Washington Church
                                                             Road in
                                                             Centerville, Ohio

Facility Location     Base Yield Rate   General Contractor     Letter Of Credit     Name
-----------------------------------------------------------------------------------------------------------------------
Medina, OH            9.125%            Adena Corporation      $750,000             "Outlook Pointe at
                                                                                    Medina"

Shippensburg, PA      8.875%            Pyramid Construction   $625,000             "Outlook Pointe at
                                        Services, Inc.                              Shippensburg" or
                                                                                    Balanced Care,
                                                                                    Shippensburg

Centerville, OH       8.875%            Barclay White, Inc.    $1,250,000           "Outlook Pointe at
                                                                                    Centerville"

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
Facility Location     Umbrella Excess     Comprehensive Public     Deficiency       Minimum        Developer's Fee
                      Liability           Liability Insurance                       Balance
                      Insurance
-----------------------------------------------------------------------------------------------------------------------
Medina, OH            $5,000,000          $1,000,000 per           $750,000         $300,000       $400,000
                                          incident and
                                          $3,000,000 in the
                                          aggregate

Shippensburg, PA      $10,000,000         $1,000,000 per           $625,000         $425,000       $300,000
                                          incident and
                                          $3,000,000 in the
                                          aggregate

Centerville, OH       $10,000,000         $3,000,000 per           $1,250,000       $950,000       $$450,000
                                          incident and
                                          $6,000,000 in the
                                          aggregate


Facility Location        Amount Of              Amount Of              Amount Of Developer's   Jurisdiction
                         Developer's Fee        Developer's Fee        Fee Payable On Date
                         Payable On Letter      Payable In Monthly     Of Final Payment
                         Credit Effective Date  Installments
-----------------------------------------------------------------------------------------------------------------------
Medina, OH               $260,000               $60,000                $80,000                 Ohio

Shippensburg, PA         $195,000               $45,000                $60,000                 Pennsylvania

Centerville, OH          $292,500               $67,500                $90,000                 Ohio